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                                                                      EXHIBIT 21
                                                                      ----------

A table of the subsidiaries of Liberty Media Corporation as of August 31, 1999, is set forth below, indicating as to each the state or the jurisdiction of incorporation or organization and the names under which such subsidiaries do business (Trade Names). Subsidiaries not included in the table are inactive or, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.


ENTITY.NAME.......................................    State  Trade Names
LIBERTY MEDIA CORPORATION                             DE
ETC INGENIUS HOLDINGS, INC.                           DE
ETC w/tci, INC.                                       DE
LIBERTY ACADEMIC SYSTEMS HOLDINGS, INC.               CO
LIBERTY LIGHTSPAN HOLDINGS, INC.                      CO
RL INGENIUS, INC.                                     CO
TCI CT HOLDINGS, INC.                                 DE
TCI CT OPERATIONS, INC.                               CO
TCI CTRACK ASSET CORP.                                CO
TCI ETC HOLDINGS, INC.                                DE
THE LIGHTSPAN PARTNERSHIP, INC.                       CA
CABLE RIOS DE LOS DELTAS S.A.                         ARG  REAL NAME IS "CABLE
                                                           RIOS de los DELTAS
                                                           S.A."
CABLEVISION S.A.                                      ARG
CONSTRURED, S.A.                                      ARG
FIBERTEL-TCI2                                         ARG
LIBERTY ARGENTINA, INC.                               DE
LIBERTY BRAZIL DTH, INC.                              CO
LIBERTY CHILE, INC.                                   CO
LIBERTY EUROPE, INC.                                  CO
LIBERTY HOLDINGS EUROPE, INC.                         CO
LIBERTY HOLDINGS JAPAN, INC.                          CO
LIBERTY HOME SHOP INTERNATIONAL, INC.                 CO
LIBERTY INTERNATIONAL CABLE MANAGEMENT, INC.          CO
LIBERTY INTERNATIONAL DTH, INC.                       CO
LIBERTY IRELAND LIMITED LIABILITY COMPANY             UT
LIBERTY IRELAND, INC.                                 CO
LIBERTY LATIN PARTNERS, INC.                          DE
LIBERTY MEDIA INTERNATIONAL, INC.                     DE  TINTA
                                                          TCI SQUARED, INC.
LIBERTY MEXICO DTH, INC.                              CO
LIBERTY MULTICOUNTRY DTH, INC.                        CO
LIBERTY PROGRAMMING ARGENTINA, INC.                   DE
LIBERTY PROGRAMMING AUSTRALIA, INC.                   CO
LIBERTY PROGRAMMING FRANCE, INC.                      CO
LIBERTY PROGRAMMING SOUTH AMERICA, INC.               DE
LIBERTY UK, INC.                                      CO
LIBERTY/TINTA AUSTRALIA, INC.                         DE
LIBERTY/TINTA DISTRIBUTION, INC.                      DE
OESTE CABLE COLOR S.A.                                ARG
PRAMER S.C.A.                                         ARG
TCI AUSTRALIA, LLC                                    DE
TCI CABLE PROGRAMME PARTNERS, INC.                    CO
TCI CABLEVISION OF PUERTO RICO, INC.                  DE
TCI CATHAY TV, INC.                                   CO
TCI HOLDINGS (CHILE), INC.                            DE
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TCI INTERNATIONAL BRASIL, LTDA.                       BRZ
TCI INTERNATIONAL INVESTMENTS LTD.                    UK
TCI INTERNATIONAL PARTNERS (CHILE), L.P.              DE
TCI INTERNATIONAL PARTNERSHIP HOLDINGS, INC.          CO
TCI MOVIES AUSTRALIA PTY LIMITED                      AUS
TCI POLAND, INC.                                      CO
TCI SOUTH AMERICA, SRL                                ARG
TCI TELECOMMUNICATIONS IRELAND LTD.                   IRE
TCI TOKYO CO., LTD LLC                                DE
TINTA LATIN PROGRAMMING LTD.                          CAY
UNITED ARTISTS INTERNATIONAL, INC.                    CO
DMX, LLC                                              DE
PARADIGM MUSIC ENTERTAINMENT COMPANY                  DE
PURPLE DEMON, INC.                                    NY  BIG DEAL
SONICNET, INC.                                        DE
SUPERSOUND
TCI MUSIC, INC.                                       DE
THE BOX ARGENTINA, S.A.                               ARG
THE BOX HOLLAND, B.V.                                 NTH
THE BOX ITALY, S.R.L.                                 ITL
THE BOX WORLDWIDE, INC.                               FL
THE BOX WORLDWIDE-EUROPE, B.V.                        NTH
THE BOX WORLDWIDE-LATIN AMERICA, INC.                 BVI
THE BOX WORLDWIDE-USA, INC.                           DE
VIDEO JUKEBOX NETWORK EUROPE, LTD.                    UK
VJN LPTV CORP.                                        DE
VJN MANAGEMENT SERVICES, INC.                         BVI
DRY CREEK PRODUCTIONS LLC                             CO
ENCORE ASIA MANAGEMENT LIMITED                        HKG
ENCORE ASIA, INC.                                     CO
ENCORE AUSTRALIA MANAGEMENT, INC.                     DE
ENCORE ICCP INVESTMENTS LLC                           CO
ENCORE ICCP, INC.                                     CO  EMC ENTERTAINMENT
                                                          INTERNATIONAL, INC.
ENCORE INTERNATIONAL NEWCO, INC.                      CO
ENCORE INTERNATIONAL, INC.                            CO
ENCORE MEDIA CORPORATION                              CO  ENCORE
ENCORE MEDIA GROUP LLC                                CO
ENCORE QE PROGRAMMING CORP.                           CO
ICCP, INC.                                            CO
INTERNATIONAL CABLE CHANNELS PARTNERSHIP, LTD.        CO
MGM GOLD NETWORKS (ASIA) BV                           NTH
MGM GOLD NETWORKS ASIA, LLC                           DE
MGNA DISTRIBUTION LLC                                 CO
STARZ MOVIES LLC                                      CO
AMERICANA TELEVISION PRODUCTIONS LLC                  CO
BDTV II INC.                                          DE
BDTV III INC.                                         DE
BDTV INC.                                             DE
BDTV IV, INC.                                         DE
COMMUNICATION CAPITAL CORP.                           DE  COLORADO COMMUNICATION
                                                          CAPITAL CORP. [CO]
                                       2
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INTESSERA, INC.                                       CO  REAL NAME IS
                                                          "INtessera, Inc."
                                                          INtessera Technologies
                                                          Group
LBTW I, INC.                                          CO
LBTW II, INC.                                         CO
LBTW III, INC.                                        CO
LD BONDNET, INC.                                      DE
LIBERTY ANTC, INC.                                    CO
LIBERTY ATCL, INC.                                    CO
LIBERTY BAY, INC.                                     CO
LIBERTY BETI, INC.                                    DE
LIBERTY BROADCASTING, INC.                            OR
LIBERTY CHALLENGER, LLC                               DE
LIBERTY CHC, INC.                                     CO
LIBERTY CNBC, INC.                                    CO
LIBERTY CNDT, INC.                                    DE
LIBERTY COURT II, INC.                                CO
LIBERTY COURT, INC.                                   WY
LIBERTY CSG CASH, LLC                                 DE
LIBERTY CSG WARRANTS, LLC                             DE
LIBERTY CVC, INC.                                     DE
LIBERTY DENVER ARENA LLC                              DE
LIBERTY DIGITAL HEALTH GROUP, LLC                     CO
LIBERTY DIGITAL, LLC                                  DE
LIBERTY DISTRIBUTION, INC.                            CO
LIBERTY DMX, INC.                                     CO
LIBERTY DS, INC.                                      DE
LIBERTY EQUATOR, INC.                                 DE
LIBERTY GI II, INC.                                   DE
LIBERTY GI, INC.                                      DE
LIBERTY GIC, INC.                                     CO
LIBERTY HG, INC.                                      DE
LIBERTY HSN II, INC.                                  DE
LIBERTY HSN LLC HOLDINGS, INC.                        DE
LIBERTY HSN, INC.                                     CO
LIBERTY IATV EVENTS, INC.                             DE
LIBERTY IATV, INC.                                    DE
LIBERTY IB, INC.                                      DE
LIBERTY IFE, INC.                                     CO
LIBERTY IP, INC.                                      DE
LIBERTY JAPAN, INC.                                   DE
LIBERTY JAVA, INC.                                    CO
LIBERTY KASTR CORP.                                   DE
LIBERTY KASTR HOLDINGS LLC
LIBERTY KHC, INC.                                     DE
LIBERTY KI, INC.                                      DE
LIBERTY KSCC, LLC
LIBERTY MCNS HOLDINGS, INC.                           CO
LIBERTY MEDIA GROUP LLC                               DE
LIBERTY MEDSCHOLAR, INC.                              DE
LIBERTY MICROUNITY HOLDINGS, INC.                     CO
LIBERTY MLP, INC.                                     CO
LIBERTY MOVIECO, INC.                                 CO
LIBERTY NEA, INC.                                     DE
LIBERTY ONLINE HEALTH KI HOLDINGS, INC.               CO
LIBERTY ONLINE HEALTH RN HOLDINGS, INC.               CO

LIBERTY PL, INC.                                      DE
LIBERTY PL, INC.                                      DE
LIBERTY PROGRAMMING COMPANY LLC                       DE
LIBERTY PROGRAMMING DEVELOPMENT CORPORATION           WY
LIBERTY PROGRAMMING JAPAN, INC.                       DE
LIBERTY PROGRAMMING UK, INC.                          DE
LIBERTY QS, INC.                                      DE
LIBERTY QVC, INC.                                     CO
LIBERTY SMTRK OF TEXAS, INC.                          CO
LIBERTY SMTRK, LLC                                    DE
LIBERTY SPANISH GROUP, L.L.C.                         CO
LIBERTY SPANISH HOLDINGS, INC.                        CO
LIBERTY STARZ, INC.                                   CO
LIBERTY TE, INC.                                      DE
LIBERTY TELEMUNDO NETWORK, INC.                       CO
LIBERTY TELEMUNDO STATIONS, INC.                      CO
LIBERTY TIV, INC.                                     DE
LIBERTY TOWER, INC.                                   DE
LIBERTY TSAT, INC.                                    DE
LIBERTY TVGIA, INC.                                   DE
LIBERTY TVGOS, INC.                                   CO
LIBERTY TW, LLC                                       CO
LIBERTY UK RADIO, INC.                                CO
LIBERTY UVSG, INC.                                    CO
LIBERTY VF, INC.                                      DE
LIBERTY VILLAGE, INC.                                 DE
LIBERTY VIRTUAL i/O, INC.                             CO
LIBERTY VJN, INC.                                     CO
LIFESCAPE, LLC                                        DE
LMC ANIMAL PLANET, INC.                               CO
LMC BET, INC.                                         CO
LMC CAPITAL LLC                                       DE
LMC DIGITAL, INC.                                     CO
LMC DISCOVERY, INC.                                   CO
LMC E!, INC.                                          CO
LMC ENCORE, INC.                                      CO
LMC IATV EVENTS, LLC                                  DE
LMC INFORMATION SERVICES, INC.                        NV  X*PRESS INFORMATION
                                                          SERVICES
LMC MUSIC, INC.                                       CO
LMC REQUEST, INC.                                     CO
LMC SATCOM, INC.                                      GA
LMC SILLERMAN, INC.                                   CO
LMC SILVER KING, INC.                                 CO
LMC USA I, INC.                                       DE
LMC USA II, INC.                                      DE
LMC USA III, INC.                                     DE
LMC USA IV, INC.                                      DE
LMC USA IX, INC.                                      DE
LMC USA V, INC.                                       DE
LMC USA VI, INC.                                      DE
LMC USA VIII, INC.                                    DE
LMC WIRELESS HOLDINGS, INC.                           DE
LQ I, INC.                                            CO
LQ II, INC.                                           CO
LTWX I, INC.                                          CO
LTWX II, INC.                                         CO

LTWX III, INC.                                   CO
LTWX IV, INC.                                    CO
LTWX V, INC.                                     CO
MACNEIL/LEHRER PRODUCTIONS                       NY
REQUEST HOLDINGS, INC.                           DE
ROYAL COMMUNICATIONS, INC.                       CO
RTV ASSOCIATES, L.P.                             DE
SOUTHERN SATELLITE SYSTEMS, INC.                 GA
STT VIDEO PARTNERS, L.P.                         DE
TCI ONLINE SERVICES, INC.                        CO
VISION GROUP INCORPORATED                        CO
X*PRESS ELECTRONIC SERVICES, LTD.                CO
X*PRESS INFORMATION SERVICES, LTD.               CO
INTERNATIONAL SPORTS PROGRAMMING LLC             DE
ISP TRANSPONDER L.L.C.                           DE
LIBERTY ARC, INC.                                DE
LIBERTY J - SPORTS, INC.                         DE
LIBERTY NC II, INC.                              DE
LIBERTY NC III, INC.                             DE
LIBERTY NC, INC.                                 DE
LIBERTY NEWCO INTERNATIONAL, INC.                DE
LIBERTY SPORTS, INC.                             CO
LIBERTY SPORTSOUTH, INC.                         GA
LIBERTY/TINTA LLC                                DE
LIBERTY/TINTA MIDDLE EAST LLC                    DE
LIBERTY/TINTA SPORT EQUITY LLC                   DE
LIBERTY/TINTA TRANSPONDER LLC                    DE
LIBERTY/TINTA U.S. DEPORTIVA LLC                 DE
LIBERTY/TINTA WORLD LLC                          DE
LMC BAY AREA SPORTS, INC.                        CO  BASN (CA)
                                                     BAY AREA SPORTS
                                                     NETWORK (CA)
                                                     PACIFIC SPORTS NETWORK (CA)
                                                     PSN (CA)
LMC DENVER ARENA, INC.                           DE
LMC INTERNATIONAL, INC.                          CO
LMC REGIONAL SPORTS, INC.                        CO
LMC SOUTHEAST SPORTS, INC.                       CO
LMC SUNSHINE, INC.                               CO
NEW LMC ARC, INC.                                DE
LIBERTY INTERACTIVE TECHNOLOGIES, INC.           DE